                                                                    EXHIBIT 99.2

                                                                  EXECUTION COPY

                               VOTING AGREEMENT

     This VOTING AGREEMENT (this "Agreement") is made and entered into as of September 13, 2000 among Interactive Technology Holdings, LLC ("ITH")] and SOFTBANK Capital Partners LP ("Softbank Capital Partners") and SOFTBANK Capital Advisors Fund LP ("Softbank Capital Advisors" and, together with Softbank Capital Partners, "Softbank").

                                   RECITALS

     WHEREAS, on September 13, 2000, ITH and Global Sports, Inc. (the "Company") entered into that certain Stock and Warrant Purchase Agreement (the "ITH Purchase Agreement"), pursuant to which the Company has agreed to sell and issue to ITH, and ITH has agreed to purchase from the Company, 5,000,000 shares of the common stock of the Company, par value $0.01 per share (the "Common Stock") and warrants to purchase 4,500,000 shares of Common Stock; and

     WHEREAS, as an inducement and a condition to consummating the ITH Purchase Agreement, ITH has required that Softbank agree, and Softbank has agreed, to enter into this Agreement; and

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Definitions.  For purposes of this Agreement:
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          (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

          (b) "Board Composition Requirement" shall collectively have the meanings given such term in the ITH Purchase Agreement and that certain Stock Purchase Agreement dated April 28, 2000 between the Company and Softbank (the "Softbank Purchase Agreement").

          (c) "ITH Designees" shall mean those directors designated by ITH pursuant to the ITH Purchase Agreement.

          (d) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

          (e) "Softbank Designees" shall mean those directors designated by Softbank pursuant to the Softbank Purchase Agreement.

     2.   Composition and Election of Board of Directors.
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          2.1  Number of Directors.  The Board of Directors of the Company
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shall consist of nine (9) members. Neither party hereto will take any action to change the size of the Board of Directors from other than nine (9) members without the prior written consent of the other party hereto.

          2.2  Stockholder Votes.
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               (a) At any meeting of stockholders at which directors are to be elected and with respect to any written consent of stockholders of the Company in lieu of meeting relating to the election of directors, Softbank shall vote, or execute and deliver a written consent with respect to, all shares of Common Stock and any other voting securities of the Company (collectively, the "Voting Stock") held of record or Beneficially Owned by Softbank in favor of the elections of the ITH Designees.

               (b) At any meeting of stockholders at which directors are to be elected and with respect to any written consent of stockholders of the Company in lieu of meeting relating to the election of directors, ITH shall vote, or execute and deliver a written consent with respect to, all shares of Voting Stock held of record or Beneficially Owned by ITH in favor of the elections of the Softbank Designees.

          2.3  Nominating Procedures.  In connection with each meeting of
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stockholders of the Company at which directors of the Company are to be elected, the parties hereto shall cause their respective designees on the Board to nominate a slate of nominees for director which meets the Board Composition Requirement for so long as this Agreement remains in effect, and the nominees so selected by the Board of Directors shall be presented and voted upon at the meeting of stockholders as a slate.

          2.4  Removal of Directors.
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               (a) Except as otherwise provided in this Section 2.4, Softbank agrees not to take any action to remove from the Board of Directors, with or without cause, any ITH Designee. Notwithstanding the foregoing, ITH shall at all times have the right to remove and to cause Softbank to remove, with or without cause, any or all of the ITH Designees.

               (b) Except as otherwise provided in this Section 2.4, ITH agrees not to take any action to remove from the Board of Directors, with or without cause, any Softbank Designee. Notwithstanding the foregoing, Softbank shall at all times have the right to remove and to cause ITH to remove, with or without cause, any or all of the Softbank Designees.

          2.5  Vacancies. If a vacancy is created on the Board of Directors by
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reason of the death, disability, removal or resignation of any one of the directors, Softbank and ITH shall each promptly take all necessary and appropriate action, including, to the extent Softbank or ITH have power to do so, calling a special meeting of stockholders or executing a written consent of stockholders in lieu of meeting and voting, or executing and delivering a written consent with respect to, the shares of Voting Stock of the Company then held of record or Beneficially Owned by Softbank or ITH, as the case may be, in such a manner to ensure that such vacancy is filled in a manner consistent with the Board Composition Requirement.

     3.   Other Stockholder Votes.  At any meeting of stockholders of the
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Company, however called, and with respect to any written consent of stockholders of the Company in lieu of a meeting, Softbank shall vote, or execute and deliver a written consent with respect to, all shares of Voting Stock then held of record or Beneficially Owned by Softbank, (a) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the ITH Purchase Agreement, and (b) except as otherwise agreed to in writing in advance by ITH, against the following actions (other than the transactions contemplated by the ITH Purchase Agreement): (i) a dissolution of the Company or (ii) any material change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws, in each case, which is intended, or could reasonably be expected, to impede, delay or adversely affect the transactions contemplated by this Agreement and the ITH Purchase Agreement. Softbank agrees that they shall not enter into any agreement or understanding with any Person the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 3.

     4.   Certificate of Incorporation and Bylaws. Softbank and ITH shall each
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vote all shares of Voting Stock then held of record or Beneficially Owned by each of them, respectively, and shall take all other actions necessary and appropriate (including, without limitation, removing any director), to ensure that the Company's Certificate of Incorporation and Bylaws do not at any time conflict with the provisions of this Agreement.

     5.   Miscellaneous.
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          5.1  Duration of Agreement.  The rights and obligations of Softbank
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and ITH under this Agreement shall terminate on such date as either Softbank or ITH no longer has the right to designate any directors pursuant to the Softbank Purchase Agreement or the ITH Purchase Agreement, respectively.

          5.2  Modification and Waiver.  No amendment or modification of the
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terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

          5.3  Entire Agreement.  This Agreement sets forth the entire
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understanding of the parties with respect to the subject matter hereof. Any previous agreement or understandings between the parties regarding the subject matter hereof are merged into and superseded by this Agreement.

          5.4  Severability.  In case any provision in this Agreement shall be
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invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          5.5  No Implied Rights.  Nothing herein, express or implied, is
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intended to or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any interest, rights, remedies or other benefits with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

          5.6  Governing Law.  This Agreement shall be governed by and
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construed in accordance with the laws of the State of Delaware without regard to the conflict of law provisions thereof.

          5.7  Counterparts.  This Agreement may be executed in one or more
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counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

          5.8  Successors and Assigns.  The provisions hereof shall inure to
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the benefit of, and be binding upon, the successors and assigns of the parties hereto; provided, however, that this Agreement shall only be binding (a) upon a
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transferee of shares of Voting Stock of ITH if such transferee is a member of the Purchaser Group (as defined in the ITH Purchase Agreement), and (b) upon a transferee of shares of Voting Stock of Softbank if such transferee is a Softbank Entity (as defined in the Softbank Purchase Agreement).

          5.9  Notices.  All notices and other communications under this
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Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or on the third business day after mailing or if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, return receipt requested, and addressed as follows (until any such address is changed by notice duly given):

               (a)  if to ITH, to:

                    c/o QVC, Inc.
                    Studio Park
                    Mail Code 223
                    West Chester, Pennsylvania 19380
                    Telephone: (610) 701-8974
                    Facsimile: (610) 701-1380
                    Attn: Neal Grabell, Esq.

                    with a copy to:

                    Drinker Biddle & Reath LLP
                    One Logan Square
                    Philadelphia, PA 19103
                    Telephone: (215) 988-2794
                    Facsimile: (215) 988-2757

                    Attention: Howard A. Blum, Esq.

               (b)  if to Softbank, to:

                    c/o SOFTBANK Capital Partners LP
                    10 Langley Road, Suite 403
                    Newton Center, Massachusetts 02169
                    Facsimile: (617) 928-9301
                    Attention: Administrative Member

                    with a copy to:

                    Sullivan & Cromwell
                    1888 Century Park East
                    21/st/ Floor
                    Los Angeles, California  90067-1725
                    Telephone: (310) 712-6650
                    Facsimile: (310) 712-8800
                    Attention: John L. Savva, Esq.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              INTERACTIVE TECHNOLOGY HOLDINGS, LLC


                                    By:    /s/ Carol Steinberg
                                           ------------------------------
                                    Name:  Carol Steinberg
                                    Title: Authorized Signatory



                              SOFTBANK CAPITAL PARTNERS LP

                              By:   SOFTBANK Capital Partners LLC
                                    Its General Partner


                                    By:    /s/ Steven J. Murray
                                           ------------------------------
                                    Name:  Steven J. Murray
                                    Title: Admin. Member


                              SOFTBANK CAPITAL ADVISORS FUND LP

                              By:   SOFTBANK Capital Partners LLC
                                    Its General Partner


                                    By:    /s/ Steven J. Murray
                                           ------------------------------
                                    Name:  Steven J. Murray
                                    Title: Admin. Member